UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 17, 2004

                             SOVEREIGN BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Pennsylvania                1-16581                 23-2453088
---------------------------- ------------------------ -------------------------
(State or other jurisdiction (Commission File Number) (IRS Employer Ident. No.)
      of incorporation)

 1500 Market Street, Philadelphia, Pennsylvania                       19102
 ----------------------------------------------                  ---------------
   (Address of principal executive offices)                         (Zip Code)

                                 (215) 557-4630
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               Registrant's telephone number, including area code

                                       N/A
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report.

Item 7. Financial Statements and Exhibits.

      (a) Not Applicable.

      (b) Not Applicable.

      (c) Exhibits.

          The following exhibits are furnished herewith:

            99.1 Press Release, dated February 17, 2004, of Sovereign Bancorp, Inc. (the "Company").

Item 9. Regulation FD Disclosure

      On February 17, 2004, the Company issued a press release regarding the final election results for holders of First Essex Bancorp, Inc. ("First Essex") common stock in connection with the Company's acquisition of First Essex. The press release, attached as Exhibit 99.1 hereto and incorporated by reference, is being furnished pursuant to Item 9.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SOVEREIGN BANCORP, INC.

Dated: February 17, 2004

                                            /s/ Mark R. McCollom
                                            ------------------------------------
                                            Mark R. McCollom
                                            Senior Vice President

                                  EXHIBIT INDEX

Exhibit Number
--------------

     99.1     Press Release, dated February 17, 2004, of Sovereign Bancorp, Inc.


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